UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 18, 2018
GLOWPOINT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

1776 Lincoln Street, Suite 1300
Denver, Colorado 80203
(Address of principal executive offices, zip code)
(303) 640-3838
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On January 22, 2018, Glowpoint, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain purchasers relating to the offer and sale (the “Offering”) of 1,750 shares (the “Shares”) of 0% Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred”). Each Share will be sold for its stated value of $1,000. The net proceeds, after estimated expenses of the Offering payable by the Company, are estimated to be $1.55 million. The Company expects to use the net proceeds from the Offering (i) to repay all outstanding obligations under and retire its Business Loan and Security Agreement (the “Super G Agreement”) with Super G Capital, LLC (“Super G”), dated July 31, 2017, including cancellation of Super G’s warrant for 550,000 shares of the Company’s common stock, and (ii) for general corporate purposes, which may include working capital, capital expenditures and other corporate expenses. The Offering is expected to close on January 24, 2018, subject to the satisfaction of customary closing conditions.
The Shares were offered and will be sold pursuant to a prospectus supplement dated January 22, 2018 and an accompanying base prospectus dated January 28, 2016 relating to the Company’s existing shelf registration statement on Form S-3 (333-209013) that was declared effective by the Securities and Exchange Commission on January 28, 2016.
The Purchase Agreement includes customary representations, warranties and covenants by the Company and provides for indemnification of the Purchasers against certain liabilities, including liabilities incurred as a result of or relating to any breach of the representations, warranties, covenants or agreements made by the Company in the Purchase Agreement. The Company also has agreed to provide the Purchasers, during the period that the Purchasers continue to hold Series C Preferred shares, a right of participation for up to 100% of any future offering of its common stock or other securities or equity linked debt obligations for up to 24 months following the closing date. Subject to limited exceptions, for as long as at least $500,000 of stated value of Series C Preferred remain outstanding and unconverted (subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations and subdivisions or similar events occurring after the date of the Purchase Agreement with respect to the Series C Preferred), the Company shall not issue any common stock or convertible securities (or modify any of the foregoing that may be outstanding) to any person at a price per share less than $0.30, or incur any debt, without the express written consent of the Lead Investor.
The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, (ii) are qualified by information in disclosure schedules delivered to the Purchasers in connection with the signing of the Purchase Agreement and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.
The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the form of the Purchase Agreement filed herewith as Exhibit 10.1, which is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

Second Amendment to Western Alliance Bank Business Financing Agreement
On January 18, 2018, the Company entered into the Second Amendment (the “Amendment”) to its Business Financing Agreement, dated July 31, 2017, by and among the Company and GP Communications, LLC, a Delaware limited liability company, as borrowers, and Western Alliance Bank, an Arizona corporation, as lender (the “Financing Agreement”). The Amendment amends the Financing Agreement to permit the Company to prepay its existing indebtedness under the Super G Agreement, which indebtedness constitutes Subordinated Indebtedness under the terms of the Financing Agreement, with the net proceeds of the Offering, subject to the conditions set forth in the Financing Agreement, as amended.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment filed herewith as Exhibit 10.2, which is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On January 22, 2018 the Company issued a press release announcing the pricing of the Offering discussed in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement.

10.2
Second Amendment, dated January 18, 2018, to the Business Financing Agreement, dated July 31, 2017, by and among Glowpoint, Inc. and GP Communications, LLC, as borrowers, and Western Alliance Bank, as lender.

99.1	Press Release of Glowpoint, Inc. dated January 22, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.
Date: January 22, 2018	By:	/s/ Peter Holst
Name: Peter Holst
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement.

10.2
Second Amendment, dated January 18, 2018, to the Business Financing Agreement, dated July 31, 2017, by and among Glowpoint, Inc. and GP Communications, LLC, as borrowers, and Western Alliance Bank, as lender.

99.1	Press Release of Glowpoint, Inc. dated January 22, 2018.